SUPPLEMENT DATED September 22, 2016

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 1, 2016

OF

Franklin LibertyQ International Equity Hedged ETF

Franklin LibertyQ Emerging Markets ETF

Franklin LibertyQ Global Dividend ETF

Franklin LibertyQ Global Equity ETF

(each, a series of Franklin Templeton ETF Trust)

The Statement of Additional Information (SAI) is amended as follows:

  The following information is added to the Independent Board Members table in the “Officers and Trustees” section on page 18 of the SAI:
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member[1]	Other Directorships Held During at Least the Past 5 Years

Susan R. Thompson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since August 2016	6	None

Principal Occupation During at Least the Past 5 Years:
President and Chief Executive Officer, Thompson Peak Advisory LLC (asset management consulting) (May 2016-present); formerly, Senior Advisor, BlackRock, Inc. (exclusive asset management consulting) (2015-2016) and Managing Director, BlackRock, Inc. (investment management) (2007-2015).

II.                    The following information is added to the independent board member compensation table in the “Officers and Trustees” section on page 21 of the SAI:

Name	Total Fees Received from the Trust ($)[1]	Total Fees Received from Franklin Templeton Investments ($)[1]	Number of Boards in Franklin Templeton Investments on which Each Serves[2]
Susan R. Thompson	41,566	41,566	1

III.  The following information is added to the Independent Board Members table in the       “Officers and Trustees” section on page 21 of the SAI:

Name of Board Member	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
Susan R. Thompson	None	None

IV.   The first paragraph in the “Officers and Trustees — Board committees” section on page 21  of the SAI is deleted in its entirety and replaced with the following:

The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Fund’s independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Fund’s financial reports and internal controls. The Audit Committee is comprised of the following independent trustees of the Fund: Rohit Bhagat (Chair), Anantha Pradeep and Susan R. Thompson. The Nominating Committee is comprised of the following independent trustees of the Fund: Rohit Bhagat, Anantha Pradeep (Chair) and Susan R. Thompson.

V.   The information in the “Officers and Trustees — Trustee qualifications” section on page 23 of the SAI is deleted in its entirety and replaced with the following:

Information on the Fund’s officers and board members appears above including information on the business activities of board members during the past five years and beyond. In addition to personal qualities, such as integrity, the role of an effective Fund board member inherently requires the ability to comprehend, discuss and critically analyze materials and issues presented in exercising judgments and reaching informed conclusions relevant to his or her duties and fiduciary obligations. The board believes that the specific background of each board member evidences such ability and is appropriate to his or her serving on the Fund’s board. As indicated, Rohit Bhagat has extensive experience in the asset management and financial services industries, Anantha Pradeep serves as chief executive officer of a consulting and technology company, Susan R. Thompson has extensive experience in asset management, including serving as president and chief executive officer of an asset management consulting company, and Jennifer M. Johnson is a high ranking executive officer of Franklin Templeton Investments.

VI.  The information in the “Creation and Redemption of Creation Units — Costs associated with redemption transactions” section on page 44 of the SAI is deleted in its entirety and replaced with the following:

A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). Authorized Participants will also bear the costs of transferring the Fund Securities from the Fund to their account on their order. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.

The following table sets forth the Fund’s standard redemption transaction fees and maximum additional charge (as described above):

Fund	Standard Redemption Transaction Fee	Maximum Additional Charge for Redemptions[1]
Franklin LibertyQ International Equity Hedged ETF	$2,500	2%
Franklin LibertyQ Emerging Markets ETF	$3,500	2%
Franklin LibertyQ Global Dividend ETF	$1,250	2%
Franklin LibertyQ Global Equity ETF	$5,000	2%

1. As a percentage of the net asset value per Creation Unit, inclusive of the standard redemption transaction fee.

Please keep this supplement with your Statement of Additional Information for future reference.